UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024
Data I/O Corporation
(Exact name of registrant as specified in its charter)

Washington	0-10394	91-0864123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6645 185th Ave. N.E., Suite 100, Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DAIO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                           □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act                        □

Items reported in this filing:

Item 2.02 Results of Operation and Financial Condition

Item 7.01:  Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

Item 2.02 Results of Operation and Financial Condition

A press release announcing preliminary bookings and revenue results for the fourth quarter and year ended December 31, 2023 was made on January 29, 2024 and a copy of the release is being furnished as Exhibit 99.1 in this current report.

The Company disclosed that it expects to report fourth quarter 2023 net sales of $6.8 million and bookings of $7.2 million.  For the year ended December 31, 2023, the Company expects to report net sales of $28 million.  The Company expects to announce actual results for the fourth quarter and the year ended December 31, 2023, on February 22, 2024.

Item 7.01:  Regulation FD Disclosure

Company Investor Presentation

Data I/O Corporation has prepared an updated investor presentation that management intends to use at a non-deal roadshow with WestPark Capital, Inc. on January 30, 2024.  The Company will also use the presentation at the A.G.P. Virtual Technology Conference in which the Company is participating on February 7, 2024.  The presentation is being posted on the Company’s website http://www.dataio.com on January 30, 2024 and can be found at the following web link:

https://www.dataio.com/Company/Investor-Relations/Webcasts-and-Presentations under the heading “Investor Presentations” with the title “January 2024 Update”.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release: Data I/O Announces Preliminary Fourth Quarter and Full Year 2023 Results

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

January 29, 2024	By: /s/ Gerald Y. Ng Gerald Y. Ng Vice President and Chief Financial Officer

Exhibit 99.0

Data I/O Announces Preliminary Fourth Quarter and

Full Year 2023 Results

Strong Performance Disclosed Ahead of Non-Deal Roadshow with WestPark Capital and the A.G.P. Virtual Technology Conference

2023 Revenue Growth of 16%

Redmond, WA, January 29, 2024 – Data I/O Corporation (NASDAQ:DAIO), the leading global provider of advanced security and data deployment solutions for microcontrollers, security ICs and memory devices, today announced preliminary financial results for the fourth quarter and full year ended December 31, 2023.  Select financial performance parameters are being disclosed ahead of the Company’s non-deal roadshow (“NDR”) with WestPark Capital, Inc. scheduled for January 30, 2024.  WestPark Capital, Inc., a full-service investment bank and brokerage firm, maintains research coverage of Data I/O.  The Company will also be participating in the A.G.P. Virtual Technology Conference scheduled for February 7, 2024. An investor presentation including the preliminary results announced today will be filed on Form 8-K with the Securities and Exchange Commission and will be available on the investor relations section of the Company’s website on January 30, 2024.

Preliminary Fourth Quarter and Full Year 2023 Results

•       Net sales of $6.8 million and bookings of $7.2 million for the quarter

•       Net sales of $28 million for the year

•       23 new customer wins in 2023

•       Automotive Electronics represented 63% of bookings

Management Comments

Commenting on the preliminary fourth quarter results ended December 31, 2023, Anthony Ambrose, President and CEO of Data I/O Corporation, said, “The Company ended the year on a high note. As we indicated in our remarks in early 2023, we anticipated double digit revenue growth for the year, and we delivered 16% top line growth for the year. Our largest market, automotive electronics, represents over 60% of our business, and shows continued long term potential with analysts estimating automotive silicon content to be growing 10-15% per year through this decade.

“We look forward to sharing our exciting story and catalysts for ongoing growth and financial performance improvements with investors. The Company expects to report full financial results and conduct a conference call for the fourth quarter ended December 31, 2023 on February 22, 2024.  Details for the conference call to discuss fourth quarter results will be announced on February 8th.”

About Data I/O Corporation

Since 1972, Data I/O has developed innovative solutions to enable the design and manufacture of electronic products for automotive, Internet-of-Things, medical, wireless, consumer electronics, industrial controls and other electronics devices. Today, our customers use Data I/O’s data programming solutions and security deployment platform to secure the global electronics supply chain and protect IoT device intellectual property from point of inception to deployment in the field.  OEMs of any size can program and securely provision devices from early samples all the way to high volume production prior to shipping semiconductor devices to a manufacturing line. Data I/O enables customers to reliably, securely, and cost-effectively bring innovative new products to life.  These solutions are backed by a portfolio of patents and a global network of Data I/O support and service professionals, ensuring success for our customers.  Learn more at dataio.com/Company/Patents.

Forward Looking Statements and Disclaimers

Data I/O’s financial closing procedures for the fourth quarter and year-ended December 31, 2023 are not yet complete.  It is possible that the final results may differ from the preliminary results between now and when results are finalized.

Statements in this news release concerning economic outlook, expected revenue, expected margins, expected savings, expected results, expected expenses, orders, deliveries, backlog and financial positions, semiconductor chip shortages, supply chain expectations, as well as any other statement that may be construed as a prediction of future performance or events are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements.

Forward-looking statement disclaimers also apply to the demand for the Company’s products and the impact from geopolitical conditions including any related international trade restrictions. These factors include uncertainties as to the ability to record revenues based upon the timing of product deliveries, shipping availability, installations and acceptance, accrual of expenses, coronavirus related business interruptions, changes in economic conditions, part shortages and other risks including those described in the Company’s filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

The non-deal roadshow with WestPark Capital, Inc. is intended to support its research coverage of Data I/O. WestPark Capital, a full-service investment bank and brokerage firm, maintains research coverage of Data I/O.  For access to this research, please contact WestPark Capital via its website at www.wpcapital.com.  The research coverage and non-deal roadshow do not involve any compensation paid by Data I/O to WestPark Capital.  Reference made to WestPark Capital and its equity research in connection with this announcement or any opinions, estimates or forecasts regarding Data I/O’s performance made by them are theirs alone and do not represent opinions, forecasts or predictions of Data I/O or its management. Data I/O does not by its reference above or distribution of marketing content in connection with its investor relations activities imply its endorsement of or concurrence with such information, conclusions or recommendations by WestPark Capital or its analysts providing research coverage of the Company.

Contacts:

Gerald Ng
Vice President and CFO
Data I/O Corporation 6645 185th Ave. NE, Suite 100
Redmond, WA 98052

Darrow Associates, Inc.
Jordan Darrow
(512) 551-9296 jdarrow@darrowir.com